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                               RYDEX SERIES FUNDS

                      SUPPLEMENT DATED JUNE 5, 2002 TO THE
 RYDEX SERIES FUNDS INVESTOR AND H CLASS SHARES PROSPECTUS DATED AUGUST 1, 2001

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

THE FOLLOWING TEXT REPLACES THE PARAGRAPH UNDER THE HEADING "DISTRIBUTION PLAN" ON PAGE 85 OF THE PROSPECTUS:

The Medius, Mekros, Large-Cap Europe and Large-Cap Japan Funds have adopted a Distribution Plan and a Shareholder Services Plan applicable to H Class Shares that allows the Funds to pay distribution and service fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and shareholder services ("Service Providers"). If a Service Provider provides distribution services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed .25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor will, in turn, pay the Service Provider. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed .25% of the average daily net assets of a Fund.




                          PLEASE RETAIN THIS SUPPLEMENT
                              FOR FUTURE REFERENCE